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                                                                  EXHIBIT 10.23


                               SECURITY AGREEMENT

         This Security Agreement (the "Security Agreement") is by and between Bikers Dream, Inc., a California corporation ("Bikers Dream"), and Mull Acres Investments, Inc., a California corporation ("Secured Party").

                                    RECITALS

         A. The parties hereto have entered into that certain Asset Purchase and Sale Agreement dated as of January 30, 1997 between Bikers Dream, Ultra Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Bikers Dream ("UAC") and Secured Party (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Secured Party agreed (among other things) to sell to UAC certain property, as described therein.

         B. UAC in consideration for the purchase of assets pursuant to the Purchase Agreement agreed to pay to Secured Party the amount of $3,800,000, of which $2,700,000 was evidenced by UAC's senior secured subordinated promissory note dated the date hereof (the "Secured Note").

                 NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bikers Dream and Secured Party agree as follows:

                 1.       Definitions.  As used in this Agreement:

                          (a)     "Collateral" means all of the following
property ("Collateral") in which Bikers Dream now has or hereafter acquires any right, title or interest, wheresoever located and whether in the possession of Bikers Dream or any other person, and all accessions, improvements, additions, substitutions and replacements thereto and thereof, and all proceeds thereof;

                                  Any "equipment" and "inventory," as such
terms are defined in the California Uniform Commercial Code (as amended and modified from time to time, the "Code").

                          (b)     "Obligations" means the indebtedness of UAC
to Secured Party evidenced by the Secured Note, and all costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in enforcing and exercising any of Secured Party's rights under the Secured Note or this Agreement.

                 2. Creation of Security Interest. Bikers Dream grants Secured Party a security interest in the Collateral to secure payment of the Obligations.
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                 3.       Bikers Dream's Representations and Warranties.
Bikers Dream represents and warrants as follows:

                          (a)     Bikers Dream is a corporation duly organized,
validly existing, and in good standing under the laws of California, and has all necessary authority to conduct its business wherever it is conducted.

                          (b)     Bikers Dream has been authorized to execute
and deliver this Security Agreement and the Agreement, and such agreements are valid and binding obligations of Bikers Dream.

                 4. Termination. This Security Agreement will terminate when UAC fully satisfies all of the Obligations to Secured Party evidenced by the Secured Note, or when the Secured Note is canceled or extinguished by setoff or otherwise.

                 5. Default. Bikers Dream will be in default ("Event of Default") under this Security Agreement if UAC fails to pay, as and when due, its obligations under the Secured Note.

                 6.       Remedies.  When an Event of Default occurs:

                          (a)     Secured Party may:

                                  (1)      Declare the Obligations immediately
due and payable, without demand, presentment, protest, or notice to Bikers Dream of any kind, all of which Bikers Dream expressly waives; and

                                  (2)      Exercise all rights and remedies
available to a secured creditor after default, including but not limited to the rights and remedies of secured creditors under the California Uniform Commercial Code.

                          (b)     Bikers Dream must:

                                  (1)      Assemble the Collateral and make it
and all records relating to it available to Secured Party as Secured Party directs; and

                                  (2) Allow Secured Party, its representatives,
and its agents to enter the premises where all or any part of the Collateral, the records, or both may be, and remove any or all of it.

                                  (3) Endorse and deliver to Secured Party
evidences of title to the Collateral.

                          (c)     Application of Proceeds.  The proceeds
realized upon any disposition of the Collateral, after deduction for all expenses incurred by Secured Party in relation to such





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disposition, including, without limitation, all attorneys' fees and costs, shall be applied in satisfaction of the Obligations secured hereby.

                          (d)     Subordination.  Secured Party acknowledges
that the Secured Note is by its terms subordinated to other Superior Indebtedness, as such term is defined in the Senior Note, and Secured Party agrees not to interfere with the rights of holders of senior indebtedness, and further acknowledges and agrees that all of Secured Party's rights hereunder are subject to and subordinated to the rights of holders of such Superior Indebtedness.

                 7. Waiver by Secured Party. No waiver by Secured Party of any breach or default will constitute a waiver of any breach or default occurring later. A waiver will be valid only if it is in writing and signed by Secured Party.

                 8. Assignment. The Agreement will bind and benefit the successors and assigns of the parties.

                 9.       Miscellaneous.

                          (a)     Governing Law.  The Agreement will be
governed by the laws of the State of California.

                          (b)     Possession and Use of Collateral.  Except as
otherwise provided in this Agreement, and so long as no Event of Default exists, Bikers Dream may possess the Collateral in the ordinary course of Bikers Dream's business.

                          (c)     Entire Agreement.  The Agreement and the
agreements referred to herein, and all agreements referred to therein, is the entire agreement, and supersedes any prior agreement or understandings, between Secured Party and Bikers Dream relating to the Collateral.

                          (d)     Further Assurances.  From time to time, at
the other party's request and without further consideration, each of the parties will execute and deliver to the others such documents and take such action as the other party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

                          (e)     Payment of Fees and Expenses.  If any legal
action or any arbitration or other proceeding is brought for the enforcement of this Security Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Security Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                          (f)     Parties in Interest.  Except as otherwise
expressly provided herein, all the terms and provisions of this Security Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto.





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                          (g)     Headings Etc.  The section and paragraph
headings contained in this Security Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Security Agreement.

                          (h)     Pronouns.  All pronouns and any variations
thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

                          (i)     Notices.  Any and all notices, demands or
other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if given by personal delivery, telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication is given by personal delivery, telex, facsimile (with machine printed confirmation of receipt) or telegram, service shall be conclusively deemed made at the time of receipt. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

                 If to the Bikers Dream:       Bikers Dream, Inc.
                                               1420 Village Way
                                               Santa Ana, California 92705
                                               Attn: President

                 If to Secured Party:          Mull Acres Investments, Inc.
                                               11631 Sterling Avenue
                                               Riverside, California 92503
                                               Attn: President

         Dated: January 30, 1997                 BIKERS DREAM, INC.


                                                 By:   [SIG]
                                                    ---------------------
                                                   Title: CO-CEO
                                                         ----------------

                                                 MULL ACRES INVESTMENTS, INC.


                                                 By:  [SIG]
                                                    ---------------------
                                                   Title: President
                                                         ----------------





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